Ziegler Strategic Income Fund Investor Class: ZLSCX Institutional Class: ZLSIX Summary Prospectus January 31, 2014 www.zcmfunds.com

Before you invest, you may want to review the Ziegler Strategic Income Fund’s (the “Strategic Income Fund”) statutory prospectus and statement of additional information, which contain more information about the Strategic Income Fund and its risks.  The current statutory prospectus and statement of additional information dated January 31, 2014, are incorporated by reference into this Summary Prospectus.  You can find the Strategic Income Fund’s statutory prospectus, statement of additional information and other information about the Strategic Income Fund online at http://www.zcmfunds.com.  You can also get this information at no cost by calling 1-877-568-7633 or by sending an e-mail request to letters@zieglercap.com.

Investment Objective

The Strategic Income Fund seeks to provide high current income and capital appreciation.  This means that the Strategic Income Fund attempts to produce a level of current income higher than the level of current income it could achieve if it did not make higher-risk investments in non-investment grade securities (sometimes referred to as junk bonds).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold Investor Class or Institutional Class shares of the Strategic Income Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None
Redemption Fee	None	None
Exchange Fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses
Service Fees	None	0.15%
Dividends and Interest on Short Sales(1)	0.40%	0.40%
All Remaining Other Expenses(2)	0.58%	0.58%
Acquired Fund Fees and Expenses(3)	0.02%	0.02%
Total Annual Fund Operating Expenses	1.90%	1.80%
Expense Reimbursement(4)	-0.43%	-0.43%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.47%	1.37%
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(1) The Strategic Income Fund is obligated to pay any dividend declared during the period in which the Strategic Income Fund maintains the short position to the lender from which the Strategic Income Fund borrowed the security and the Strategic Income Fund is obligated to record the payment of the dividend as an expense.  These expenses are not fees charged to shareholders but are similar to finance charges incurred in borrowing transactions.  The Strategic Income Fund may be subject to additional expenses related to short sales (for example, costs of borrowing and margin account maintenance costs).
 (2) Other Expenses have been restated to reflect current fees related to the change in Fund servicing providers that took place on January 1, 2014.

(3) “Acquired Fund Fees and Expenses” are those expenses incurred indirectly by the Fund as a result of acquiring investments in shares of one or more other investment companies.  Total Annual Fund Operating Expenses do not correlate to the “ratio of expenses to average net assets” provided in the Financial Highlights. The information in the Financial Highlights reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
(4) Pursuant to a contractual fee waiver and reimbursement agreement, Ziegler Capital Management, LLC (the “Adviser”) will reimburse the Strategic Income Fund for expenses related to the Investor Class Shares in excess of 1.05% and Institutional Class shares in excess of 0.95%, excluding taxes, interest charges, litigation and other extraordinary expenses, acquired fund fees and expenses, interest and dividend expense relating to short sales, borrowing costs, extraordinary expenses and brokers’ commissions and other charges relating to the purchase and sale of the Strategic Income Fund’s portfolio securities.  To the extent any such excluded expenses were incurred, the Strategic Income Fund would incur total annual fund operating expenses after expense reimbursement greater than the applicable expense limitation.  The Adviser is entitled to recoup the amounts provided for in the fee waiver and reimbursement agreement for a period of up to three years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the Strategic Income Fund, provided that the total operating expenses of the Strategic Income Fund, including the recoupment, do not exceed the established cap on expenses for that year.  The agreement will not be terminated prior to January 31, 2015.

Example

This Example is intended to help you compare the cost of investing in the Strategic Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Strategic Income Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Strategic Income Fund’s operating expenses remain the same (except that the example reflects the expense reimbursement for the one-year period and the first year of the remaining periods).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$150	$555	$987	$2,187
Institutional Class	$139	$525	$935	$2,081

Portfolio Turnover

The Strategic Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Strategic Income Fund’s performance. During the fiscal year ended September 30, 2013, the Strategic Income Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

Principal Investment Strategies

In normal market conditions, at least 80% of the Strategic Income Fund’s net assets (plus borrowings for investment purposes) will be invested in U.S. and foreign debt securities consisting of corporate bonds and debentures, securities of real estate investment trusts that invest principally in mortgages and fixed income securities, securities of closed-end funds and exchange-traded funds that invest principally in fixed income securities, and preferred and convertible securities that the Strategic Income Fund’s adviser believes have debt-like characteristics, both investment and non-investment grade credit quality.  The Strategic Income Fund is not limited with respect to its portfolio maturity or duration.  The Strategic Income Fund may invest in debt securities with a wide variety of terms applicable to principal repayment, interest rates and other features.  Terms that vary from security to security are optional and mandatory prepayment provisions, fixed, variable, semi-variable and resettable interest rates and conversion options, as well as various combinations of these terms.

The Strategic Income Fund may invest without limitation in debt securities without regard to their credit ratings, including securities that are non-investment grade.  Non-investment grade debt securities acquired by the Strategic Income Fund will principally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s Investors Service, Inc.) or, if unrated, will be determined by the Strategic Income Fund’s investment adviser to be of similar quality.  Some of these debt securities may be in default or at high risk of defaulting, and may have extremely poor prospects for being able to make principal and interest payments when due.

To achieve its investment objective, the Strategic Income Fund engages in short-term trading strategies, and may, without limitation, engage in short sales and invest in derivatives.  The principal short-term trading strategies are identified below.  When the Strategic Income Fund sells a security short, the Strategic Income Fund borrows the security from a lender and then sells the security in the general market.  The Strategic Income Fund is obligated to pay any dividend declared during the period in which the Strategic Income Fund maintains the short position to the lender from which the Strategic Income Fund borrowed the security and the Strategic Income Fund is obligated to record the payment of the dividend as an expense.  Dividend expenses are not fees charged to shareholders by the Strategic Income Fund or any Strategic Income Fund service provider but are similar to finance charges incurred by the Strategic Income Fund in borrowing transactions.  The Strategic Income Fund may be subject to additional expenses related to short sales (for example, costs of borrowing and margin account maintenance costs associated with the Strategic Income Fund’s open short positions).

Convertible Arbitrage.  This strategy involves the Strategic Income Fund purchasing a convertible bond and selling short the underlying common stock.  This strategy seeks to principally profit from an improvement in credit quality of the issuer while hedging against default risk through the short sale of the underlying common stock.  This strategy tends to perform better when equity markets are volatile because market volatility can positively impact the conversion feature of the convertible bond.

Relative Value Arbitrage.  This strategy attempts to take advantage of relative pricing discrepancies between related fixed income and/or equity securities.  For example, the Strategic Income Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer.  In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher.  Another example might involve the Strategic Income Fund purchasing a security of an issuer and selling short a comparable security of another issuer in the same industry.  In this example the trade could be profitable if changing conditions in an industry affected the issuers differently.

Fixed Income Arbitrage.  This strategy attempts to take advantage of a flattening or steepening of the yield curve.  An example could involve the Strategic Income Fund buying a two year Treasury security and selling short a ten year Treasury security.

Merger Arbitrage.  The most common merger arbitrage activity, and the approach the Strategic Income Fund principally uses, involves purchasing debt securities (as described in this prospectus) and, subject to the Fund’s principal investment strategy, equity securities of an announced acquisition target company at a discount to their expected value upon completion of the acquisition.  The Strategic Income Fund’s investment adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities.  In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short.

Directional Investment Strategies.  The Strategic Income Fund may take “outright” directional (long or short) market positions.  Directional strategies seek to exploit broad market trends in interest rates, commodity prices or debt securities (as described in this prospectus) and, subject to the Fund’s principal investment strategy, equity securities.  These strategies are: (1) Long/Short: a strategy that seeks to invest in securities the Adviser believes to be undervalued or offer high growth opportunities while also attempting to reduce overall market risk or take advantage of an anticipated decline in the price of an index or the securities of a company that the Adviser believes is overvalued relative to normalized business and industry fundamentals or to the expected growth that the Adviser believes the company will achieve, by using short sales or options, financial futures and options on futures to hedge risk.  Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks.  (2) Long-Only:  a strategy that seeks to invest in securities that are believed to have appreciation potential.  This strategy may concentrate in certain markets, industries or geographical areas.  This strategy is principally managed for absolute return and to assess risk and opportunity on an absolute, not an index-relative basis, which means that rather than focusing principally on the performance of the securities compared to a benchmark, the Adviser focuses on those securities that the Adviser believes are undervalued and offer high growth opportunities.  (3) Short-Only: a strategy that seeks to identify securities that are expected to depreciate in value.  In a short sale, the Strategic Income Fund borrows a security from a broker, and then sells it.  If the value of the security goes down, the Strategic Income Fund can buy it back in the market and return it to the broker, making a profit.  The determination to utilize these strategies frequently results from opportunities identified in the course of implementing the Adviser’s core arbitrage and relative value strategies, as a result of which the Adviser may identify certain securities which it believes to be materially overpriced or underpriced.

The Strategic Income Fund may also invest in credit default swaps.  Credit default swaps are contracts in which the buyer makes a payment or series of payments to the seller in exchange for a payment if the reference security or asset (e.g., a bond or an index) undergoes a “credit event” (e.g., a default). Credit default swaps share many risks common to other types of swaps and derivatives, including credit risk, counterparty risk and market risk.

Opportunistic Investing.  In the course of researching and implementing the Strategic Income Fund’s investment strategies, the Adviser may identify unrelated trading or investment opportunities which the Adviser believes have both good profit potential and a risk/reward profile consistent with the Strategic Income Fund’s investment objectives.  The Adviser will attempt to exploit these opportunities.

The Strategic Income Fund may use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return).  These derivative transactions will involve forward contracts, future contracts, options and swaps (and options on futures and swaps).  The Strategic Income Fund engages in short-selling principally for hedging purposes (for example, to limit exposure to a possible market decline in the value of its portfolio securities).

The Strategic Income Fund may buy and sell options, which are agreements that give an investor the right to buy or sell a security at an agreed upon price in the future.  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, index, currency or other instrument at a specified exercise price.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at a specified exercise price.

Investment decisions are based on fundamental market factors like yield and credit quality differences among bonds, as well as demand and supply trends.  Investment decisions are also based on technical factors like price momentum, market sentiment, and supply or demand imbalances.  The Strategic Income Fund sells holdings for a variety of reasons (for example, to adjust its average maturity or quality, to shift assets into better-yielding securities, or to alter sector exposure).

The Strategic Income Fund is intended for investors who seek high current income and can accept the risks involved with its investments, and who can accept the fact that there will be principal fluctuation.

Principal Investment Risks

Investors in the Strategic Income Fund may lose money.  There are risks associated with the types of securities in which the Strategic Income Fund invests.  These risks are:

•	Interest Rate Risk:
Prices of bonds tend to move inversely with changes in interest rates.  Typically, a rise in rates will adversely affect bond prices and, accordingly, the Strategic Income Fund’s share price.  The longer the Strategic Income Fund’s effective maturity and duration, the more its share price is likely to react to interest rates.  Additionally some of the trading strategies employed by the Strategic Income Fund attempt to take advantage of changes in the shape, or shifts, of the yield curve.  The Adviser may be incorrect in its assessment of projected changes in the yield curve.

•	Call Risk:
Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date.  If an issuer “calls” its bond during a time of declining interest rates, the Strategic Income Fund might have to reinvest the proceeds in an investment offering a lower yield.

•	Credit Risk:
Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond can cause a bond’s price to fall, potentially lowering the Strategic Income Fund’s share price.  The Strategic Income Fund, in addition to investing in investment grade bonds, may also invest in non-investment grade securities, which involve greater credit risk, including the risk of default.  The prices of high yield bonds are more sensitive to changing economic conditions and can fall dramatically in response to negative news about the issuer or its industry, or the economy in general.

•	Real Estate Investment Trust Risk:
When the Strategic Income Fund invests in real estate investment trusts, it is subject to risks principally associated with investing in real estate: (1) possible declines in the value of real estate, (2) adverse general and local economic conditions, (3) possible lack of availability of mortgage funds, (4) changes in interest rates, and (5) environmental problems.  In addition, real estate investment trusts are subject to other risks related specifically to their structure and focus: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; (h) duplicative fees; and (i) in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

•	Preferred Securities Risk:
In addition to credit risk, investments in preferred securities carry the following risks:

Deferral Risk.  Traditional preferred securities contain provisions that sometimes allow an issuer to skip (in the case of “noncumulative” preferred securities) or defer (in the case of “cumulative” preferred securities) dividend payments.  Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters.  If the Strategic Income Fund owns a preferred security that is deferring its distributions, the Strategic Income Fund may be required to report income for tax purposes while it is not receiving any income.

Redemption Risk.  Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer.  In the event of redemption, the Strategic Income Fund may not be able to reinvest the proceeds at comparable rates of return.

Limited Voting Rights.  Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a specified time period, which varies by issue.

Subordination.  Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

•	Volatility Risk:
In the past year, the market for these loans, as well as other debt securities, has experienced significant volatility, and prices for fixed income securities, while normally relatively stable, have experienced a higher than normal degree of volatility due to perceived credit risk and resultant sharp decrease in liquidity.

•	Directional Strategies Risk:
Directional strategies usually use long and short positions which entail prediction on the direction into which the overall market is going to move.  Directional strategies may utilize leverage and hedging.  Risk of loss may be significant if the Adviser’s judgment is incorrect as to the direction, timing or extent of expected market moves.

•	Opportunistic Strategy Risk:
An opportunistic strategy is susceptible to the risk that the Adviser’s determinations of opportunities in market anomalies do not materialize as expected so that investments using this strategy do not increase in value (and may lose value).

•	Manager Risk:
How the Adviser manages the Strategic Income Fund will affect the Strategic Income Fund’s performance.  The Strategic Income Fund may lose money if the Adviser’s investment strategy does not achieve the Strategic Income Fund’s objective or the Adviser does not implement the strategy properly.

•	Market Risk:
The securities in which the Strategic Income Fund invests may decline significantly in price over short or extended periods of time.  Price changes may occur in the relevant markets as a whole, or they may occur in only a particular company, industry or sector of the relevant market.  Some of the trading strategies employed by the Strategic Income Fund involve attempting to take advantage of relative pricing discrepancies between related securities.  The Adviser may be incorrect in its assessment of the pricing discrepancies or prices may not move in the manner anticipated by the Adviser.

•	Liquidity Risk:
When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value.  In such a market, the value of such securities and the Strategic Income Fund’s share price may fall dramatically.  Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities.

•	Market Sector Risk:
The Strategic Income Fund’s overall risk level will depend on the market sectors in which theStrategic Income Fund is invested and the current interest rate, liquidity and credit quality of suchsectors.  The Strategic Income Fund may overweight or underweight companies,industries or market sectors, which may cause the Strategic Income Fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•	Credit Default Swaps Risk:
A credit default swap enables an investor to buy or sell protection against a credit event, such as anissuer’s failure to make timely payments of interest or principal,  bankruptcy or restructuring.  The termsof the instrument are generally negotiated by the Strategic Income Fund and theswap counterparty. A credit default swap may be embedded within a structured note or other derivative instrument.  Credit default swaps are subject to credit  risk on the underlying investment and to counterparty credit risk.  If the counterparty fails to meet its obligations the Strategic Income Fund may lose money. Credit default swaps are also subject to the risk that the Strategic Income Fund will not properly assess the cost of the underlying investment.  If the Strategic Income Fund is selling credit protection, there is a risk that a credit event will occur and that the Strategic Income Fund will have to pay the counterparty.  If the Strategic Income Fund is buying credit protection, there is a risk that no credit event will occur and the Strategic Income Fund will receive no benefit for the premium paid.

•	Short Sale Risk:
The Strategic Income Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls.  It is possible that the Strategic Income Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Strategic Income Fund.  Short sales expose the Strategic Income Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Strategic Income Fund.  The Strategic Income Fund’s investment performance will also suffer if it is required to close out a short position earlier than it had intended.  In addition, the Strategic Income Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly (for example, costs of borrowing and margin account maintenance costs associated with the Strategic Income Fund’s open short positions).  These expenses may negatively impact the performance of the Strategic Income Fund.  Short positions introduce more risk to the Strategic Income Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  Therefore, in theory, securities sold short have unlimited risk.

•	Derivatives Risk:
A small investment in derivatives could have a potentially large impact on the Strategic Income Fund’s performance.  The use of derivatives, such as forward contracts and future contracts, involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.  Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk that changes in the value of a derivative held by the Strategic Income Fund will not correlate with the Strategic Income Fund’s other investments.  Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost and potential losses may be substantial.

•	Options Risk:
If a put or call option purchased by the Strategic Income Fund expired without being sold or exercised, the Strategic Income Fund would lose the premium it paid for the option.  The risk involved in writing a covered call option is the lack of liquidity for the option.  If the Strategic Income Fund is not able to close out the options transaction, the Strategic Income Fund will not be able to sell the underlying security until the option expires or is exercised.  The risk involved in writing an uncovered put option is that the market value of the underlying security could decrease as a result of rising interest rates or other factors.  If this occurs, the option could be exercised and the underlying security would then be sold to the Strategic Income Fund at a higher price than its prevailing market value.  The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors.  If this occurs, the option could be exercised and the underlying security would then be sold by the Strategic Income Fund at a lower price than its current market value.  Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.  To the extent that the Strategic Income Fund invests in over-the-counter options, the Strategic Income Fund may be exposed to credit risk with regard to parties with whom it trades and may also bear the risk of settlement default.  These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.

•	Merger Arbitrage Risk:
The proposed reorganization may be renegotiated or terminated, in which case the Strategic Income Fund may realize losses.

•	Foreign Investment Risk:
The Strategic Income Fund’s investment in foreign securities may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.  The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers.  The costs associated with securities transactions are often higher in foreign countries than in the U.S.  There may be less publicly available information about foreign companies than U.S. companies.

•	Non-Diversification Risk:
The Strategic Income Fund is a non-diversified investment company.  As such, it will invest in fewer securities than diversified investment companies and its performance may be more volatile.  If the securities in which the Strategic Income Fund invests perform poorly, the Strategic Income Fund could incur greater losses than it would have had it invested in a greater number of securities.

•	High Portfolio Turnover:
The Strategic Income Fund may engage in short-term trading.  This will produce higher transaction costs (brokerage commissions or markups or markdowns), which the Strategic Income Fund must pay, and will increase realized gains (or losses) to investors, which may lower the Strategic Income Fund’s after-tax performance.  The Strategic Income Fund’s portfolio turnover rate will likely exceed 100% per year.

Performance

The following information provides some indication of the risks of investing in the Strategic Income Fund.  The bar chart shows the annual return for the Strategic Income Fund’s Investor Class shares for one year.  The table shows how the Strategic Income Fund’s Investor Class and Institutional Class average annual returns for one year and since inception compare with those of broad measures of market performance.  The Strategic Income Fund’s past performance, before and after taxes, is not necessarily an indication of how the Strategic Income Fund will perform in the future.  Performance information is also available on the Strategic Income Fund’s website at www.zcmfunds.com or by calling the Strategic Income Fund toll free at 1-877-568-7633.

Calendar Year Total Return as of December 31

During the period of time shown in the bar chart, the Strategic Income Fund’s highest return for a calendar quarter was 1.70% (quarter ended March 31, 2013) and the Strategic Income Fund’s lowest return for a calendar quarter was -3.50% (quarter ended September 30, 2013).

Average Annual Total Returns
(For the periods ended December 31, 2013)
Investor Class	1 Year(1)	Since Inception (1)
Return Before Taxes	-3.09%	1.46%
Return After Taxes on Distributions	-4.63%	0.22%
Return After Taxes on Distributions and Sale of Fund Shares	-1.53%	0.90%
Institutional Class
Return Before Taxes	-2.93%	1.46%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-2.02%	0.63%
Citigroup 3-Month T-Bill Index (reflects no deduction for fees, expenses, or taxes)	0.05%	0.06%

(1) The Investor Class incepted on January 31, 2012, and the Institutional Class incepted on February 1, 2013.  For each period, performance shown prior to the inception of the Institutional Class reflects the performance of the Investor Class, which includes expenses that are not applicable to and are higher than those of the Institutional Class.

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The after-tax returns are shown only for Investor Class shares and the after-tax returns for the Institutional Class shares will vary to the extent it has different expenses.

The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon redemption of Fund shares.

Management

Investment Adviser

Ziegler Capital Management, LLC is the investment adviser to the Strategic Income Fund.

Portfolio Managers

Paula M. Horn, Chief Investment Officer and Senior Portfolio Manager of the investment adviser since February 2009.

Sergio Castellon, Senior Portfolio Manager of the investment adviser since January 2014.

Michael G. Hurley, Assistant Portfolio Manager of the investment adviser since March 2004.

Purchase and Sale of Fund Shares

To purchase or redeem shares of the Strategic Income Fund, you should contact your broker-dealer or other financial intermediary, or to purchase or redeem shares directly with the Strategic Income Fund, you should call 1-877-568-7633.  You may purchase and redeem shares of the Strategic Income Fund each day the New York Stock Exchange (the “Exchange”) is open.  The minimum initial investment in the Investor Class shares of the Strategic Income Fund is $2,500 and the minimum initial investment in the Institutional Class shares of the Strategic Income Fund is $100,000.  There is a $1,000 subsequent investment requirement.  A $500 minimum exists for each additional investment made through the Automatic Investment Plan (“AIP”).  With regard to the Investor Class shares, the Strategic Income Fund may accept initial investments of (1) not less than $1,000 from investors who are related to or affiliated with shareholders who have invested $2,500 in the Strategic Income Fund and (2) not less than $1,000 from Trustees of the Trust and employees and officers of the Adviser.  With regard to the Institutional Class shares, the Strategic Income Fund may accept initial investments of (1) not less than $10,000 from investors who are related to or affiliated with shareholders who have invested $100,000 in the Strategic Income Fund and (2) not less than $10,000 from Trustees of the Trust and employees and officers of the Adviser.  Institutional Class shares are available only to shareholders who invest directly in the Strategic Income Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a distribution fee from the Strategic Income Fund or the Adviser.

The redemption price is the net asset value (“NAV”) per share next determined after the receipt of a redemption request in good order by 4:00 p.m. Eastern Time.  You may redeem (or purchase) shares by sending the letter of instruction to Ziegler Strategic Income Fund, P.O. Box 701, Milwaukee, WI53201-0701.  Investors who wish to redeem (or purchase) shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem shares of the Strategic Income Fund may be placed.  The Strategic Income Fund defines “good order” generally as an order (purchase or redemption) received by the Strategic Income Fund or an intermediary acting as an agent of the Strategic Income Fund that is timely submitted and contains the name of the Strategic Income Fund, the number of shares or dollar amount to be redeemed (or purchased), your name and (if a redemption) your account number, and your signature.

Tax Information

The Strategic Income Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Strategic Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Strategic Income Fund and its related companies may pay the intermediary for the sale of Strategic Income Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Strategic Income Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.